FEDERATED MUNICIPAL SECURITIES INCOME TRUST
Amendment No. 29
DECLARATION OF TRUST
As dated August 6, 1990

	This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust
Class A Shares
Federated Municipal High Yield Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Class T Shares
Federated Ohio Municipal Income Fund
Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund
Class A Shares
Class B Shares
Class T Shares

The undersigned hereby certify that the above stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 18TH day of August, 2017, to become effective on December 8, 2017.

WITNESS the due execution hereof this 18th day of August, 2017.

/s/ John T. Collins
John T. Collins

/s/ Peter E. Madden
Peter E. Madden

/s/ J. Christopher Donahue
J. Christopher Donahue

/s/ Charles F. Mansfield, Jr.
Charles F. Mansfield, Jr.

/s/ John B. Fisher
John B. Fisher

/s/ Thomas M. O'Neill
Thomas M. O'Neill

/s/ G. Thomas Hough
G. Thomas Hough

/s/ P. Jerome Richey
P. Jerome Richey

/s/ Maureen Lally-Green
Maureen Lally-Green

/s/ John S. Walsh
John S. Walsh


FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Amendment No. 30

DECLARATION OF TRUST
As dated August 6, 1990
	This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Michigan Intermediate Municipal Trust
Class A Shares
Federated Municipal High Yield Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Class T Shares
Federated Ohio Municipal Income Fund
Class A Shares
Class F Shares
Federated Pennsylvania Municipal Income Fund
Class A Shares
Class T Shares

The undersigned hereby certify that the above stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of November, 2017, to become effective on February 2, 2018.

WITNESS the due execution hereof this 16th day of November, 2017.

/s/ John T. Collins
John T. Collins

/s/ Peter E. Madden
Peter E. Madden

/s/ J. Christopher Donahue
J. Christopher Donahue

/s/ Charles F. Mansfield, Jr.
Charles F. Mansfield, Jr.

/s/ John B. Fisher
John B. Fisher

/s/ Thomas M. O'Neill
Thomas M. O'Neill

/s/ G. Thomas Hough
G. Thomas Hough

/s/ P. Jerome Richey
P. Jerome Richey

/s/ Maureen Lally-Green
Maureen Lally-Green

/s/ John S. Walsh
John S. Walsh